                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 31, 2002
(Date of earliest event reported)

Commission File No.: 333-75952


                     SLC Student Loan Receivables I, Inc.
                           SLC Student Loan Trust-I
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                           (Name of Co-Registrants)


   SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1
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                               (Name of Issue)

     Delaware                                           04-3598719
     Delaware                                           04-6959982
(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

750 Washington Boulevard
Stamford, Connecticut                                    06901
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Address of principal executive office                        (Zip Code)


                               (203) 975-6923
                               (203) 975-6112
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of SLC Student Loan Trust-I, SLC Student Loan Asset Backed Notes, Series 2002-1.

ITEM 7.     Financial Statements and Exhibits

              (c) Exhibits furnished in accordance with Item 601(a) of
                  Regulation S-K



Exhibit No.              Description
-----------              -----------
(EX-20.1)                Monthly statement distributed to holders of SLC Student
                         Loan Trust-I,SLC Student Loan Asset Backed Notes,
                         Series 2002-1


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:  THE STUDENT LOAN CORPORATION, AS
                                        SERVICER


August 31, 2002

                                   By:    /s/ Steven J. Gorey
                                          --------------------------------------
                                   Name:  Steven J. Gorey
                                   Title: Chief Financial Officer

                              INDEX TO EXHIBITS

                                                            Paper (P) or
        Exhibit No.                  Description            Electronic (E)
        -----------                  -----------            --------------

       (EX-20.1)           Monthly statement distributed          E
                           to holders of SLC
                           Student Loan Trust-I, SLC
                           Student Loan Asset Backed
                           Notes, Series 2002-1.